UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 26, 2015
DATE OF EARLIEST EVENT REPORTED: May 21, 2015

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 21, 2015, PEDEVCO Corp. (the “Company”, “PEDEVCO”, “we” and “us”) entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”) with PEDEVCO Acquisition Subsidiary, Inc., a newly formed wholly-owned subsidiary of the Company (“Exchange Sub”), Dome Energy AB (“Dome AB”), and Dome Energy, Inc. a wholly-owned subsidiary of Dome AB (“Dome US”, and collectively with Dome AB, “Dome Energy”). Dome US produces approximately 1,250 barrels of oil equivalent per day (BOEPD) from a core operated portfolio of conventional oil and gas assets located in Texas and Wyoming, and from additional producing assets located in Arkansas, Kentucky, Louisiana, Mississippi, and Oklahoma. The Reorganization Agreement provides for the Company’s acquisition of Dome AB through an exchange of certain of the shares of the Company’s common stock for the shares of Dome US, with the Dome US shares being received by Exchange Sub and Dome AB receiving the shares of the Company, as described in greater detail below (the “Exchange”).

At the closing of the Exchange, which is subject to various closing conditions described below, (i) Dome AB will transfer the common stock of Dome US to Exchange Sub, solely in exchange for shares of the common stock of the Company; (ii) Exchange Sub will continue as a wholly-owned subsidiary of the Company and Dome US will be a wholly-owned subsidiary of Exchange Sub; and (iii) the Company will issue Dome AB 152,584,247 shares of the Company’s common stock (subject to adjustment before closing such that the number of shares issued equals 64% of the Company’s issued and outstanding common stock (including shares issuable upon conversion of the Company’s outstanding Series A Convertible Preferred Stock (but excluding certain redeemable Series A Convertible Preferred Stock shares)).

The Reorganization Agreement requires that the parties deliver, on or prior to July 15, 2015, copies of the disclosure schedules required pursuant to the terms of the Reorganization Agreement and that Dome US deliver audited financial statements relating to the periods required to be disclosed in the planned Form S-4 Registration Statement (described in greater detail below) (the “Dome US Financials”). In the event there are any issues associated with such disclosures, or a material difference in the Dome US Financials delivered to the Company versus information previously supplied to the Company, or if Dome US failed to achieve a minimum consolidated EBITDAX (revenue minus expenses (excluding tax, interest, depreciation, depletion, amortization and exploration expenses)) of at least $9.0 million annualized based on Dome US’s audited financial statements for the three-months ended December 31, 2014, the parties agreed to negotiate such issues in good faith, and if such differences cannot mutually be agreed to after thirty days, that the Reorganization Agreement can be terminated without penalty.

The Board of Directors of the Company and Dome US have (i) adopted and declared advisable the Reorganization Agreement and the transactions contemplated by the Reorganization Agreement, including the Exchange, upon the terms and subject to the conditions set forth in the Reorganization Agreement; and (ii) determined that the Reorganization Agreement and the transactions contemplated by the Reorganization Agreement are fair to, and in the best interests of, the Company and its stockholders, subject in all cases to the receipt by the Company of an opinion of Roth Capital Partners, LLC, the Company’s financial advisor, to the effect that the Exchange is fair, from a financial point of view, to the Company’s shareholders (the “Fairness Opinion”).

The parties have made customary representations, warranties and covenants in the Reorganization Agreement including, among others, covenants relating to (1) the conduct of each party’s business during the interim period between the execution of the Reorganization Agreement and the consummation of the Exchange, (2) each party’s obligations to facilitate their shareholders’ consideration of, and voting upon, the Reorganization Agreement and the Exchange, (3) the recommendation by the Company’s and Dome AB’s Boards of Directors in favor of approval of the Reorganization Agreement and the Exchange by their respective shareholders, (4) the obligation of the Company and Dome AB to submit the Reorganization Agreement to their respective shareholders for approval at a meeting of shareholders held for that purpose (which will be described in greater detail in the Form S-4 Registration Statement), and (5) following the satisfaction of any open due diligence issues after the delivery of disclosure schedules and the DOME US Financials, which are due on or before July 15, 2015 as described above, each party’s non-solicitation obligations relating to alternative business combination transactions.

The Exchange is subject to customary closing conditions, including (1) approval of the Agreement by the shareholders of the Company and Dome AB, (2) receipt of required regulatory approvals, (3) the absence of any law or order prohibiting the consummation of the Exchange, (4) approval of the NYSE MKT, and (5) the effectiveness of a Form S-4 Registration Statement relating to the Company’s common stock to be issued in the Exchange and including proxy information for both the Company and Dome AB (the “Form S-4”). Each party’s obligation to complete the Exchange is also subject to certain additional customary conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, and (b) performance in all material respects by the other party of its obligations under the Agreement. Additionally, closing conditions relating to Dome AB’s obligation to close the transaction include the obligation of the Company to furnish Dome AB with (A) evidence satisfactory to it that (i) our junior lender has agreed to subordinate approximately $8.35 million of debt owed to a $43.75 million credit facility held by Dome US; and (ii) we have satisfied in full all obligations under our senior loan; and (B) copies of new employment agreements with Frank C. Ingriselli (our Chief Executive Officer); Michael L. Peterson (our President and Chief Financial Officer); and Clark R. Moore (our General Counsel and Executive Vice President), modifying the terms of their current agreements to, among other things, waive certain change of control provisions set forth therein (the “New Employment Agreements”).

Each of the Company and Dome US agreed to pay all costs and expenses incurred by them in connection with the Reorganization Agreement; provided, however, the parties agreed to split equally the costs incurred in connection with the preparing, printing, mailing and filing of the Form S-4, and submitting the new listing application relating to the combined entity, if requested or required by the NYSE MKT, but that the Company would pay all costs associated with the Fairness Opinion.

The Reorganization Agreement also includes customary termination provisions for both the Company and Dome US, subject, in certain circumstances, to the payment by either party of a termination fee of $1 million. Specifically, and subject to the terms of the Reorganization Agreement, including in certain circumstances rights to cure or other prerequisites (a) upon termination of the Reorganization Agreement by the Company, Dome US shall be obligated to pay the $1 million termination fee to the Company (i) if Dome US fails to fulfill any material obligation under the Reorganization Agreement by November 19, 2015, which causes the Exchange not to close (subject to certain exceptions); (ii) if Dome US breaches any representation or warranty in the Reorganization Agreement, and subject to the right to cure, and such breach constitutes a material adverse effect; or (iii) if the Dome AB shareholders fail to approve the Exchange, or the Board of Directors of Dome US accept a superior offer (as described in the Reorganization Agreement); or (b) upon termination of the Reorganization Agreement by Dome US, we shall be obligated to pay the $1 million termination fee to Dome US (i) if we fail to fulfill any material obligation under the Reorganization Agreement by November 19, 2015 which causes the Exchange not to close (subject to certain exceptions); (ii) if we breach any representation or warranty in the Reorganization Agreement, and subject to the right to cure, and such breach constitutes a material adverse effect; (iii) if our Board of Directors fails to recommend, or modifies the recommendation to our shareholders to approve such Exchange (except on the basis of the Fairness Opinion concluding the Exchange is not fair to Company shareholders); (iv) if our shareholders fail to approve the Exchange, or our Board of Directors accepts a superior offer (as described in the Reorganization Agreement); or (v) if we fail to deliver the New Employment Agreements.

The parties intend, for U.S. federal income tax purposes, that the Exchange will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986. Following the closing of the Exchange, Dome AB is expected to distribute the shares of the Company which it receives ratably to its shareholders in exchange for and in complete cancellation and retirement of all of its issued and outstanding stock and in complete liquidation of Dome AB, followed by the dissolution of Dome AB, all as subject to the approval by the Dome AB shareholders and the appropriate Swedish authorities (Dome AB is a Swedish corporation).

Voting Agreements

On May 21, 2015, concurrently with the execution of the Reorganization Agreement, (i) our executive officers Mr. Ingriselli, Mr. Peterson, and Mr. Moore, (ii) Brightening Lives Foundation, Inc., and Golden Globe Energy (US), LLC, each significant shareholders of the Company, and (iii) certain significant shareholders of Dome AB, entered into voting agreements with Dome AB and us, respectively (the “Voting Agreements”), pursuant to which, among other things and subject to the terms and conditions therein, such stockholders provided proxies relating to the voting of the shares of common stock beneficially owned by such shareholders and further agreed to vote all shares of Company common stock and Dome AB common stock, respectively and as applicable, beneficially owned by such stockholders, representing approximately 19.5% of the outstanding shares of the Company and 32.6% of the outstanding shares of Dome AB, in favor of the adoption of the Reorganization Agreement and the approval of the transactions contemplated by the Reorganization Agreement, and any other matter necessary to consummate such transactions, and in certain cases to agree to refrain from transferring or selling such beneficially owned shares (subject to exceptions) through the effectiveness of the Exchange or the termination of the Reorganization Agreement.

Vesting Agreements

As a required term of our entry into the Reorganization Agreement, Mr. Ingriselli, Mr. Peterson, and Mr. Moore, our executive officers, entered into Vesting Agreements with the Company, pursuant to which they each individually agreed, that effective as of the date of such agreements (May 21, 2015), all existing so-called “10b5-1 trading plans” providing for the periodic sale of their restricted stock upon vesting shall be terminated, and the vesting of all restricted stock they hold which is subject to vesting prior to the Exchange being consummated (the “Exchange Closing”) will be delayed until the 2nd business day following either (x) the Exchange Closing, or (y) the Company’s public disclosure of the termination of the Exchange (the “Vesting Delay”).  This Vesting Delay will occur provided that effective upon the 2nd trading day following the Company’s public announcement of the Exchange Closing, all unvested stock subject to the Vesting Delay, and all unvested stock and options subject to vesting through July 1, 2016, will vest immediately (subject to not more than 573,000 shares of unvested stock and options to purchase 333,000 shares  vesting to Mr. Ingriselli, not more than 520,500 shares of unvested stock and options to purchase 292,500 shares vesting to Mr. Peterson, and not more than 389,000 shares of unvested stock and options to purchase 243,000 shares vesting to Mr. Moore) (the “Closing Acceleration”). The Closing Acceleration will occur even if the executives are not then employees or directors of the Company on such date. Notwithstanding the above, in the event the Reorganization Agreement is terminated or the Exchange is not consummated by December 29, 2015 (unless otherwise agreed upon in writing by the parties to the Reorganization Agreement), all restricted stock subject to the Vesting Delay will vest on the 2nd business day following the Company’s public disclosure of the termination of the Exchange (in the event the Reorganization Agreement was terminated prior to December 29, 2015), or, in the event the Exchange is not terminated by, or consummated by, December 29, 2015, on January 7, 2016, and the original vesting terms for all future unvested stock and options will be reinstated to the terms in effect prior to the parties’ entry into the Vesting Agreements. We also agreed to pay up to $370,000 in taxes due in connection with such Closing Acceleration, including gross ups (allocated up to $143,008 for Mr. Ingriselli, up to $129,906 for Mr. Peterson, and up to $97,086 for Mr. Moore). Finally, all options subject to the Closing Acceleration will be extended for a period of five years following the closing of the Exchange, regardless of their original terms.

* * * *

The foregoing description of (a) the Exchange and the Reorganization Agreement is not complete and is qualified in its entirety by reference to the Reorganization Agreement, which is filed herewith as Exhibit 2.1 and incorporated by reference herein, and (b) the Voting Agreements and Vesting Agreements, are not complete and are qualified in their entirety by reference to the Voting Agreements and Vesting Agreements, which are attached hereto as Exhibits 10.1 through 10.4 and incorporated by reference herein. The Reorganization Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the Company, Dome US, Dome AB, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Reorganization Agreement (1) were made only for purposes of that agreement and as of specific dates, (2) are solely for the benefit of the parties to the Reorganization Agreement, (3) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Reorganization Agreement instead of establishing these matters as facts, and (4) may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Reorganization Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. The representations and warranties contained in the Reorganization Agreement were made only for the purpose of the Reorganization Agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to shareholders, among other limitations. The representations and warranties were made for the purpose of allocating contractual risk between the parties to the Reorganization Agreement and should not be relied upon as a disclosure of factual information relating to any of the parties.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information described above in Item 1.01 under the heading “Vesting Agreements” is incorporated in this Item 5.02 by reference.

ITEM 8.01 OTHER EVENTS.

On May 26, 2015, the Company issued a press release announcing the entry into the Reorganization Agreement and providing additional details thereof.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information responsive to Item 8.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

2.1*+	Agreement and Plan of Reorganization dated as of May 21, 2015, by and among PEDEVCO Corp., PEDEVCO Acquisition Subsidiary, Inc., Dome Energy, Inc. and Dome Energy AB
10.1*	Voting Agreement dated as of May 21, 2015, by and among Dome Energy AB, Dome Energy, Inc., and Frank C. Ingriselli; Michael L. Peterson; Clark R. Moore and Golden Globe Energy (US), LLC
10.2*	Voting Agreement dated as of May 21, 2015 by and among Dome Energy AB, Dome Energy, Inc., and Brightening Lives Foundation, Inc.
10.3*	Voting Agreement dated as of May 13, 2015 by and among PEDEVCO Corp., Bustein AS and Range Ventures LLC
10.4*	Form of Executive Vesting Agreement dated May 21, 2015
99.1**	Press Release, dated May 26, 2015
* Filed herewith.
** Furnished herewith.
+Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that PEDEVCO Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

Important Information

In connection with the proposed business combination between PEDEVCO Corp. (“PEDEVCO”) and Dome Energy, Inc., a wholly-owned subsidiary of DOME Energy AB (“Dome Energy”), PEDEVCO currently intends to file a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document PEDEVCO may file with the SEC in connection with the proposed transaction. Prospective investors are urged to read the registration statement and the proxy statement/prospectus, when filed as it will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of PEDEVCO and Dome Energy (as applicable). Prospective investors may obtain free copies of the registration statement and the proxy statement/prospectus, when filed, as well as other filings containing information about PEDEVCO, without charge, at the SEC’s website (www.sec.gov). Copies of PEDEVCO’s SEC filings may also be obtained from PEDEVCO without charge at PEDEVCO’s website (www.pacificenergydevelopment.com) or by directing a request to PEDEVCO at (855) 733-3826. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Participants in Solicitation

PEDEVCO and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding PEDEVCO’s directors and executive officers is available in PEDEVCO’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 31, 2015 and PEDEVCO Corp.’s definitive proxy statement on Schedule 14A, filed with the SEC on May 16, 2014. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement/prospectus to be filed with the SEC by PEDEVCO and Dome Energy in connection with the proposed combination transaction and in other relevant documents filed by PEDEVCO with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between PEDEVCO and Dome Energy are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about PEDEVCO and Dome Energy, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PEDEVCO’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•  termination of the proposed combination by either party subject to the terms of the Agreement and Plan of Reorganization;

•  failure to obtain the approval of the shareholders of PEDEVCO or Dome in connection with the proposed transaction;

•  the failure to consummate or delay in consummating the proposed transaction for other reasons;

•  the timing to consummate the proposed transaction;

•  the risk that a condition to closing of the proposed transaction may not be satisfied;

•  the risk that PEDEVCO will be required to pay a $1 million termination fee;

•  the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•  PEDEVCO’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•  the ability of PEDEVCO to effectively integrate Dome’s operations; and

•  the diversion of management time on transaction-related issues.

PEDEVCO’s forward-looking statements are based on assumptions that PEDEVCO believes to be reasonable but that may not prove to be accurate. PEDEVCO cannot guarantee future results, level of activity, performance or achievements. Moreover, PEDEVCO does not assume responsibility for the accuracy and completeness of any of these forward-looking statements. PEDEVCO assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

Date: May 26, 2015	By:	/s/Frank C. Ingriselli
Frank C. Ingriselli
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*+	Agreement and Plan of Reorganization dated as of May 21, 2015, by and among PEDEVCO Corp., PEDEVCO Acquisition Subsidiary, Inc., Dome Energy, Inc. and Dome Energy AB
10.1*	Voting Agreement dated as of May 21, 2015, by and among Dome Energy AB, Dome Energy, Inc., and Frank C. Ingriselli; Michael L. Peterson; Clark R. Moore and Golden Globe Energy (US), LLC
10.2*	Voting Agreement dated as of May 21, 2015 by and among Dome Energy AB, Dome Energy, Inc., and Brightening Lives Foundation, Inc.
10.3*	Voting Agreement dated as of May 13, 2015 by and among PEDEVCO Corp., Bustein AS and Range Ventures LLC
10.4*	Form of Executive Vesting Agreement dated May 21, 2015
99.1**	Press Release, dated May 26, 2015
* Filed herewith.
** Furnished herewith.
+Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that PEDEVCO Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.